Exhibit 99.1

INTEVAC

Needham & Company HDD Investor Day

Q3 2008

Kevin Fairbairn
Chief Executive Officer

Jeff Andreson
Chief Financial Officer

Cautionary Disclaimer

INTEVAC

During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Needham – Q3 2008 Slide 2

Unique Value Proposition

INTEVAC

Intevac Equipment

- High Productivity Tools for Advanced Technology Applications
  - Hard Disk Drive Industry - 200 Lean®
  - Semiconductor Industry - Lean Etch™

Intevac Photonics

- Leader in Enabling, Compact and Cost Effective Digital Optical Products
  - Low Light Sensors and Cameras
  - Miniature Raman Instruments
  - Near-Eye Micro Displays

Needham – Q3 2008 Slide 3

Intevac Today

INTEVAC

- **Equipment Market Leader**
  - Magnetic Media Disk Market Provides Significant Revenue Opportunity
    - Additional capacity
    - Technology upgrades
- **Expanding into New Equipment Markets**
  - Dielectric Etch $2B Market
- **Growing Photonics Business**
  - Highly Differentiated Product Technology
- **Strong Balance Sheet**
  - $5.35 Per Share in Cash
  - $8.33 Per Share in Tangible Book Value
- **Record of Operational Excellence**
  - Four Straight Years of Margin Improvement


IVAC
Share 65%

Magnetic Media Disk
Market Leader

Needham – Q3 2008 Slide 4

Multiple Growth Opportunities

Goal: 30% CAGR

Actual: 56% CAGR (2003 – 2007)

INTEVAC


New Equipment Markets
Magnetic Media
Photonics
Today
2010
2012

Needham – Q3 2008 Slide 5

Expanding Intevac Equipment Business

INTEVAC

- **Expand Applications on Existing Products**

  200 Lean Deposition System

  200 Lean Etch System for Patterned Media
  - 2009 Product
  - Ultimately Doubles Market Starting 2010

- **Expand Addressed Markets**

  200 Lean Etch → Semiconductor
  - Initial Focus on Memory Market
  - 2008 / 2009 Qualification
  - 2009 H2 Product Ramp

Needham – Q3 2008 Slide 6

Media Growth and Technology Drive Intevac HDD Business

INTEVAC



Units in Millions
1,600
1,400
1,200
1,000
800
600
400
200
0
2006
2007
2008
2009
2010
2011
2012
Consumer
Notebook
Server
Desk Top
Perpendicular Media
Patterned Media
Capacity & Legacy System Replacements

Source: TrendFocus April 2008

145 More 200 Lean Tools Required By 2012

+ Patterned Media Ultimately Doubles Market

Needham – Q3 2008 Slide 7

Media Technology Roadmap

INTEVAC



10000
1000
100
10
1
Areal Density (Gbit/in^2)
250 Gb/in^2 = 320 GB/Platter
3.5 Inch Disk
100% Annual Increase
GMR
Longitudinal Recording
Pico Slider
Femto Slider
40% - 50% Annual Increase
TMR
CPP
Perpendicular Recording
Discrete Track Media
HAMR
Bit Patterned Media
Unpatterned
Discrete Track
Bit Patt.
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: Semiconductor International, 5/22/2008

Needham – Q3 2008 Slide 8

200 Lean Magnetic Media Manufacturing System

INTEVAC



- Leading System for Disk Production
- Highest Output Per Square Foot
- 200 Lean Gen II Major Upgrade
  - 25% Higher Output
  - Improved Performance Metrics
- Extendable to Industry's Technology Roadmap
  - HAMR
  - Patterned Media

Needham – Q3 2008 Slide 9

Patterned Media Manufacturing

INTEVAC


Clean
New Manufacturing Steps for Patterned Media
Magnetic Media Deposition
Intevac 200 Lean (Deposition)
Prime Media Surface
Intevac LithoPrime™
Apply Pattern to Media
Imprint Lithography
Etch Pattern into Media
Intevac 200 Lean (Etch)
Lube Disk
Intevac AccuLuber™
Burnish
Test

Needham – Q3 2008 Slide 10

Lean Etch
Enabling Technology, Double the Throughput

INTEVAC

- Enabling Etch Technology for 45nm and Beyond
- Addressing Need for Significant Productivity Improvements
- Designed With "Lean Thinking" Principles
- Universal Etch System





Needham – Q3 2008 Slide 11

Intevac Photonics

INTEVAC

Intevac Vision Systems

Micro-Display & Image Capture Products for Head-Mounted Vision






- Military Head-Mounted Vision (Day/Night)
- Training & Simulation
- Medical & Veterinarian

Cameras & Sensors

Unique Technology for Low Light Imaging






- Military Night Vision & Surveillance
- Spectroscopy
- Microscopy
- Inspection

DeltaNu

Compact Raman Spectroscopy Systems for Real-Time Material Identification






- Microscopy
- Medical Diagnostics
- Industrial Inspection
- HAZMAT
- Scientific Research

Needham – Q3 2008 Slide 12

Intevac Photonics
Enabling Technology for Military Applications

INTEVAC



Near-Eye Display Goggle
Micro Displays
100K Units



DeltaNu Stand-Off Portable Raman
Chemical, Biological Threat Detection





Digital-Enhanced Night Vision
$600M Legacy Market



LIVAR Cameras
Long-Range Viewing, Range Detection Ground & Airborne



Night Vision Surveillance Cameras & Systems
UAV, UGV Surveillance

Needham – Q3 2008 Slide 13

Record of Operational Improvement

INTEVAC


Expanding Margins in Fluctuating Market Conditions
Revenues ($M)
$300
$250
$200
$150
$100
$50
$0
Gross Margin %
50%
45%
40%
35%
30%
25%
20%
2002
2003
2004
2005
2006
2007
LTM
Singapore Manufacturing

14 Percentage Points Added to Gross Margin On Same Revenues: LTM vs. FY2005

Needham – Q3 2008 Slide 14

Investment Rationale


Significant Growth Opportunities
Highly Differentiated Technology Products
Management Team with Proven Track Record
Strong Balance Sheet Global Infrastructure

Equipment

- Media Capacity and Technology Transition
- $2B Dielectric Etch Market

Photonics

- Growing Product Revenues
- Government and OEM Programs Approaching Volume Ramp

Needham – Q3 2008 Slide 15

INTEVAC

Needham & Company HDD Investor Day

Q3 2008

Kevin Fairbairn
Chief Executive Officer

Jeff Andreson
Chief Financial Officer